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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                November 23, 2004

                     Structured Asset Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                   333-115858                74-2440850
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      Of Incorporation)            File Number)            Identification No.)

745 Seventh Avenue, 7th Floor
     New York, New York                                           10019
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   (Address of Principal                                        (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code: (212) 526-7000

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

Item 8.01.  Other Events.(1)

     In connection with the offering of the Aames Mortgage Investment Trust
2004-1 (the "Notes"), Lehman Brothers Inc., as representative (the
"Representative") of the underwriters of the Notes has prepared certain materials (the "Collateral Term Sheet") attached as Exhibit 99.1 and a
Structural Term Sheet (the "Structural Term Sheet"), attached as Exhibit 99.2, for distribution to potential investors. Although Structured Asset Securities
Corporation provided the Representative with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Collateral Term Sheet and Structured Term
Sheet filed hereby.

     The Notes will be offered pursuant to a Prospectus and related Prospectus
Supplement (together, the "Prospectus"), which will be filed with the Securities and Exchange Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-115858). The
Company hereby incorporates the attached preliminary Collateral Term Sheet and
Structural Term Sheet by reference in the Registration Statement.

     For purposes of this Form 8-K, "Collateral Term Sheet" shall mean certain descriptive information about the mortgage loans underlying the offering of
Aames Mortgage Investment Trust 2004-1's Notes, including data regarding the contractual and related characteristics of the underlying mortgage loans, such as the weighted average coupon, weighted average maturity and other factual information regarding the types of assets comprising the mortgage pool.

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(1) Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

                                       2

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

         99.1  Collateral Term Sheet

         99.2  Structural Term Sheet.

                                       3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          STRUCTURED ASSET SECURITIES
                                             CORPORATION

                                          By: /s/ Matthew Lewis
                                              ---------------------------------
                                              Name:  Matthew Lewis
                                              Title: Senior Vice President

Dated: November 23, 2004

                                  EXHIBIT INDEX
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Exhibit No.              Description                         Page No.
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99.1                     Collateral Term Sheet                   6

99.2                     Structural Term Sheet                  275